SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 10, 2001
                                                        ------------------


                        CollaGenex Pharmaceuticals, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-28308                    52-1758016
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 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
  of Incorporation)                                          Identification No.)



41 University Drive, Newtown, Pennsylvania                              18940
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (215) 579-7388
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On December 10, 2001, CollaGenex Pharmaceuticals, Inc. (the "Company") executed a First Addendum (the "Addendum") to that certain Supply Agreement dated January 23, 1995 (the "Supply Agreement") by and between the Company and Hovione International Limited ("Hovione"). The Supply Agreement was filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No. 333-3582), which became effective on June 20, 1996. Hovione is the Company's sole supplier of doxycycline hyclate, the active ingredient in the Company's Periostat product.

     The Addendum provides for, among other things, an extension of the term of the Supply Agreement to May 14, 2006, as well as additions and amendments to certain pricing and payment information. A copy of the Addendum is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

     The foregoing description of the Addendum is qualified in its entirety by reference to such exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.
         --------

     Exhibit No.        Description
     -----------        -----------

       *10.1        First  Addendum to the Supply  Agreement  dated  January 23,
                    1995  by  and   between   CollaGenex,   Inc.   and   Hovione
                    International Limited.

       *Confidential Treatment has been sought for a portion of this exhibit.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COLLAGENEX PHARMACEUTICALS, INC.



                                          By: /s/ Nancy C. Broadbent
                                             -----------------------------------
                                             Nancy C. Broadbent
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Date:  December 10, 2001